Income Taxes (Details Narrative)	12 Months Ended
Dec. 31, 2014 USD ($)
Net operating loss carry forwards for federal and state tax	$ 1,155,000
Operating loss carry forwards expiration years	2034
Valuation allowance increased approximately	$ 5,633,000
Prior Merger [Member]
Net operating loss carry forwards for federal and state tax	$ 1,100,000